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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report May 19, 2003
                                         --------------------

                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              OHIO                           2-80339                       34-1371693
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                                         IDENTIFICATION NUMBER)



                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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Item 5. Other Events and Regulation FD Disclosure

     On May 16, 2003, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its second quarter cash dividend declared payable on June 30, 2003.



Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit 99.1 May 16, 2003 Press Release







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FARMERS NATIONAL BANC CORP.


Dated:   May 19, 2003           By:  /s/      Frank L. Paden
       -----------------------      --------------------------------
                                    Frank L. Paden, President and Secretary




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